ALLIED WORLD
ASSURANCE COMPANY

BERMUDA EUROPE HONG KONG SINGAPORE USA

Investor Presentation 1 st Quarter 2013 Exhibit 99.1

Forward-Looking Statements & Safe Harbor

This presentation contains certain statements, estimates and forecasts with respect to future performance and events.  These statements, estimates and forecasts are "forward-looking statements".
In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as "may," “might,” “will," “should,” "expect," “plan,” "intend," "estimate," "anticipate," "believe,”
“predict,” “potential” or "continue" or the negatives thereof or variations thereon or similar terminology.
All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business.  These statements are only predictions based on our current expectations and projections about future events.  There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements.  As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct.  In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-looking statements in this presentation might not occur.  Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements that may be made from time to time.  We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Agenda
Executive Summary
Executive Summary
Operating Segments
Operating Segments
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Conclusion
Conclusion
Appendix
Appendix

Allied World’s Franchise
Well-diversified property and casualty insurer and reinsurer with significant geographic reach
Experienced executive management team with strong risk
management culture
Total return investment philosophy
Excellent capitalization with active capital management
Highly Rated – “A” (Excellent) by A.M. Best, “A” (Strong) by
S&P, “A2” (Good) by Moody’s and
“A+”
(Good) by Fitch
Industry leading results and value creation

Specialty Reinsurance 7%
Property Reinsurance 17%
General Property 10%
Inland Marine 1%
Casualty Reinsurance 10%
General Casualty 17%
Healthcare* 15%
Professional Liability 18%
Other 5%

Diversified
insurance and reinsurance
products offered across a global platform
with operations in the U.S., Bermuda,
Lloyd’s, Europe, Hong Kong and Singapore
Emphasis on insurance and
casualty lines
with strong reinsurance
and property capabilities
Customer focus
Moving closer to clients in markets
Demonstrated expertise in markets in
which we underwrite
A “go to” market for targeted lines and
classes of business such as healthcare and
construction
Allied World – A Diversified mix
Leading specialty insurance company with a broad range of product offerings, global capabilities and significant U.S. focus

* Includes healthcare-related program business
Total TTM March 2013 GPW: $ 2,485M
66% Insurance / 34% Reinsurance
72% Casualty / 28% Property

International Insurance 52%
U.S. Insurance 13%
Reinsurance 35%
International Insurance 24%
U.S. Insurance 42%
Reinsurance 34%

ALLIED WORLD ASSURANCE COMPANY

Experienced Management: Shifting the Business Focus

2007 GPW: $1,506M
In response to the changing macro economic environment, Allied World has transformed itself since 2007
Total TTM March 2013 GPW: $2,485M
Allied World 2007 Allied World Today
Reduced dependence on Bermuda
large account excess business
U.S. segment has increased
significantly with focus on small and
middle market account primary and
specialty business
Reinsurance segment has strong U.S.
presence and is growing internationally

$136
$298
($8)
$309
($273)
($16)
$40
$77
$301
$286
$244
($61)
$10
$196
($46)
$306
$167
($18)
$134
$47
($14)
$80
$33
2007
2008
2009
2010
2011
2012
Q1 2012
Q1 2013
Net investment income
Realized gains (losses) and mark to market changes
Change in unrealized gains (losses)

7.0%
4.9%
4.8%
0.3%
5.8%
4.2%
6.1%
3.3%
2.5%
2.0%
5.5%
2.1%
2.4%
2.0%
1.6%
1.3%
2007
2008
2009
2010
2011
2012
Q1 2012
Q1 2013
Book yield
Total Return

ALLIED WORLD ASSURANCE COMPANY

o
We focus on total investment return
as a key driver of book value
growth, of which net investment
income is one component
• All investments categorized as
“trading”
• Similar treatment of cash and
derivatives
• Management incentive focused
on net income
o
We currently maintain a short
duration, overweight credit position
in core fixed income
o
We continue to build out the non-
core portfolio in 2013 including
equity investments through Allied
World Financial Services
o
Emphasis on detailed transparency

Investment Strategy
*
$7.7
$8.1 $8.5
Portfolio
Size ($Bn)
$6.2 $6.9
$7.5
*
$8.4 $8.6
$426
$20
$418
$469
$160
$456
$167
$113
*
*
Total Investment Return ($MM)
Book Yield vs. Total Return
* Prior to the 2009 move from an “available for sale” portfolio to a trading portfolio, which impacts the presentation of returns from the non core portfolio.
-
Focused on maximizing total return performance via a diversified portfolio

Active Capital Management Improves Shareholder Value

Diluted book value per
share has more than
doubled since 2008
Capital Management History
o
Share Repurchases:
•
$1.7 billion of shares and warrants
repurchased since December 2007
•
$367 million remaining capacity in
share repurchase program as of April
2013
•
Increased the dividend over 30% in
May 2013 to $0.50 per share
•
$276 million of common dividends
since going public in 2006
•
Financial leverage of 18.9% at
March 2013
(In millions, except for per share amounts)
* Excludes $243.8 million syndicated loan that was repaid on February 23, 2009
$96.50
$92.59
$46.05
$59.56
$74.29
$80.11
$2,417
$499
-$646
$2,916
$3,213
$499
-$682
$3,712
$3,075
$798
-$1,475
$3,873
$3,149
$798
-$1,658
$3,947
$3,326
$798
-$1,975
$4,124
$3,432
$798
-$2,025
$4,230
2008 2009 2010 2011 2012 Q1 2013
Shareholder's Equity
Debt
Accumulated Share and Warrant Repurchases & Dividends
Diluted Book Value per Share
*
Dividends:
o
Conservative Capital Position:
o

Growth in book value per share calculated by taking change in book value per share from March 31, 2008 through March 31,
2013 adjusted for dividends. Diluted book value per share used when available.
Source: SNL Financial

Peer Average
=
63%
Five Year Growth in Book Value per Share
April 2008 – March 2013
Superior Value Creation
124%
110%
99%
77%
73%
70%
64%
63%
61%
58%
52%
41%
39%
7%
Allied World ProAssurance Arch RLI HCC W.R. Berkley Markel Endurance Axis Navigators Aspen Hanover Argo OneBeacon

Quarterly Highlights – First Quarter 2013
Solid underwriting, investment and reserving expertise – as well as a focus on capital management – continue to drive book value growth

• 4.2% growth in diluted book value per share
• Underwriting income of $69 million for quarter, up 16.1% from prior period
• Gross premiums written of $837 million for quarter, up 23% from prior period
o
Combined ratio of 85.1%
o
Expense ratio of 30.0%
o
U.S. Insurance gross premiums written increased $52 million, up 25%
from prior period
o
International Insurance gross premiums written increased $15 million, up 13%
o
Reinsurance gross premiums written increased $89 million, up 25%

Agenda
Executive Summary
Executive Summary
Operating Segments
Operating Segments
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Conclusion
Conclusion
Appendix
Appendix

U.S. Insurance Segment
-
A significant U.S.- based specialty franchise with diversified offerings
• Direct property and casualty insurance for
small and middle-market non-Fortune 1000
companies
• 10 branch offices in strategic locations
throughout the U.S.
• Admitted and excess & surplus lines (E&S)
capabilities in all 50 states
• Increased access to attractive small account
primary business
• Industry verticals strategy
o
• Specialty product capabilities
o
* Includes healthcare-related program business
Allied World U.S. Insurance Segment
Product Mix

Total TTM March 2013 GPW: $1,046M
Healthcare*
27%
Inland Marine
3%
Primary General
Casualty
13%
Programs
4%
D&O
Private
8%
D&O Public
7%
E&O
10%
Environmental
3%
Excess General
Casualty
15%
General
Property
9%
M&A
1%
Focused on servicing products in select industry
classes, including healthcare, private / non-profit,
and public entity / construction
Defense Base Act approved underwriter, surety,
primary construction, environmental, inland marine
and M&A capabilities

Allied World International Insurance Segment
Product Mix

International Insurance Segment
-
Global diversification and expansion
• Offices in Bermuda, Dublin, Hong Kong,
London, Singapore and Switzerland
position the company to meet developing
opportunities
• Lloyd’s Syndicate 2232
• Specialty product capabilities:
• MGA business initiated in targeted areas
Total TTM March 2013 GPW: $590M
Healthcare
13%
General
Casualty
23%
Professional
Lines
30%
General
Property
27%
SME
1%
Trade Credit
6%
o
Association with Lloyd’s enhances Allied World’s
brand recognition
o
Increases access to Latin America and Asia-
Pacific region
o
Offers individual risk products
o
Trade credit and political risk
o
International healthcare
o
Small-to-medium enterprises (SME Professional)

Allied World Reinsurance Segment
Product Mix

• Opportunistic and flexible approach
to respond to dynamic market
opportunities
• U.S. operation has improved access
to U.S. regional business and
strengthened local relationships
• Strategic Bermuda Platform
• Miami, Singapore, and Swiss offices
and Lloyd’s Syndicate 2232 increase
global reach
Reinsurance Segment
-
Flexibility to take advantage of reinsurance opportunities in the global marketplace
Total TTM March 2013 GPW: $849M
o
Expansion into newer lines including
crop and hail
o
Property reinsurance capabilities
that focus on small and medium
account regional carriers
o
Property catastrophe, property per risk,
workers’ compensation catastrophe,
accident & health and specialty casualty
North American CAT
22%
Global CAT
14%
Global
Property
6%
North American
Property
7% Global Marine,
Aerospace & Crop
15%
Professional Liability
6%
General Casualty
19%
Global Casualty
5%
Specialty
6%
o
Partnership with Aeolus Capital
Management

Agenda
Executive Summary
Executive Summary
Operating Segments
Operating Segments
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Conclusion
Conclusion
Appendix
Appendix

Financial Highlights
Operating Results
Operating Results
Q1
Q1
2013
2013
Q1
Q1
2012
2012
2012
2012
2011
2011
2010
2010
2009
2009
Net Income $159 $218 $493 $275 $665 $607
Operating Income $84 $92 $203 $184 $398 $538
Net Income Return on Average Equity 18.8% 27.4% 15.3% 8.9% 21.9% 22.6%
Operating Return on Average Equity 10.0% 11.5% 6.3% 6.0% 13.1% 20.0%
Combined Ratio 85.1% 85.2% 94.5% 95.9% 84.9% 76.1%
Cash Flow from Operations $14 $143 $629 $548 $451 $668
Total Financial Statement Portfolio Return 1.3% 2.0% 5.5% 2.0% 6.1% 7.9%
Ending Diluted Book Value per Share $96.50 $85.48 $92.59 $80.11 $74.29 $59.56
Growth in Diluted Book Value per Share 4.2% 6.7% 15.6% 7.8% 24.7% 29.3%
Allied World has reported consistently strong results despite a competitive landscape, financial turbulence and catastrophe activity

($ in millions, except per share amounts)

Expense Ratio Declining as We Build Scale
Note: GAAP expense ratio
*Peer average includes ACGL, AGII, AHL, AXS, ENH, HCC, MKL, NAVG, OB, PRA, RLI, THG and WRB.
Source: SNL Financial
Allied World expanded global operations,
including: the build-out of the U.S. platform,
the acquisition of Darwin, the establishment
of a U.S. reinsurance company and the
opening of Lloyd's Syndicate 2232
22.5%
26.7%
30.2%
32.8%
30.1%
29.4%
30.0%
30.1%
30.4%
32.1%
33.6%
33.7%
34.2%
34.6%
2007 2008 2009 2010 2011 2012 Q1 2013
Allied World Peer Average*

15%
10%
5%
0%
(5%)
(10%)
Net Premiums Earned Five-year CAGR
Allied World
Hanover
Argo
Axis
Aspen
Navigators
Endurance
HCC
Markel
RLI
Arch
W.R. Berkley
OneBeacon
80.0%
85.0%
90.0%
95.0%
100.0%
105.0%
Five Year Average Combined Ratio

Growth Balanced With Underwriting Profitability
-Consistent performance despite a presence in varied lines of business
Five Year Performance
Average Combined Ratio vs. Growth in Net Premiums Earned
* ProAssurance not shown on chart (five year Average Combined Ratio of 62.3% with net premiums earned five-year CAGR of 2.2%
from April 2008 through March 2013).
Source: SNL Financial

Strong Underwriting Results
Underwriting performance has been strong since our inception

Historical Loss Ratios Through March 2013 ($MM)
1
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 CY Total
70.1% 65.3% 75.9% 103.1% 59.6% 58.4% 55.6% 45.9% 52.0% 65.8% 65.1% 55.1%
0.0% -4.9% -5.8% -3.6% -8.2% -10.2% -24.2% -18.8% -23.0% -17.4% -9.7% -9.5%
70.1% 70.1% 81.7% 106.7% 67.7% 68.6% 79.8% 64.7% 75.1% 83.2% 74.9% 64.6%
(56.8) (56.8)
(26.7) (52.7) (79.4)
(8.4) (45.7) 5.6 (48.5)
(16.5) (43.1) (45.3) (8.2) (113.0)
6.2 (33.8) (76.9) (6.2) (26.1) (136.9)
(8.9) (87.9) (100.3) (73.8) (7.8) (33.9) (312.6)
(16.5) (57.2) (118.1) (102.5) 11.6 2.4 32.2 (248.0)
4.4 (10.9) (57.0) (146.7) (54.4) (24.8) (22.6) (1.2) (313.4)
(0.0) (1.3) (22.1) (89.5) (42.3) (68.7) (21.7) (27.9) 20.1 (253.5)
4.4 (3.5) (9.1) (11.1) (81.7) (90.9) (34.9) (7.9) 11.1 53.4 (170.3)
0.0 (0.1) 1.4 (11.4) (7.6) (12.0) (13.8) (0.1) (4.7) (8.6) 12.9 (44.1)
(119.0) (336.2) (421.7) (449.5) (208.3) (227.9) (60.9) (37.1) 26.5 44.8 12.9 (1,776.5)
-27.4% -28.7% -30.7% -33.1% -15.0% -17.0% -4.7% -2.8% 1.9% 3.1% 0.7%
42.6% 41.4% 50.9% 73.6% 52.7% 51.6% 75.1% 61.9% 77.0% 86.3% 75.6% 64.6%
16.4% 28.0% 9.7% 5.9% 19.9% 10.3%
42.6% 41.4% 34.5% 45.6% 52.7% 51.6% 65.4% 61.9% 71.1% 66.5% 65.3% 64.6%
Case Incurred through 2013 Q1
2
40.8% 34.1% 46.7% 61.4% 40.0% 40.5% 53.3% 31.0% 48.8% 42.9% 31.0% 3.6%
Remaining IBNR / EP Ratio @ 2013 Q1
1.8% 7.3% 4.2% 12.1% 12.6% 11.0% 21.8% 30.9% 28.2% 43.4% 44.7% 61.0%
AY
CY Original Loss Ratio
Prior Year Development
AY Original Loss Ratio
2002
2004
2006
2007
2008
2009
2003
2005
2010
2011
2012
2013
Subsequent Development
Loss Ratio Points
AY Developed
Cat Losses
AY Developed ex Cat Losses
(1)
Pro-forma including Darwin development since inception
(2)
Case incurred ratios by year are not directly comparable to our financial statements as reinsurance case incurred losses shown above are on a treaty year basis

March 31, 2013 Total: $4.5 B
• Net reserves about 4.1% above mid-point of range at
March 31, 2013
• $1.8 billion net favorable reserve development since
inception
• 71% of net reserves are IBNR
Net Loss & LAE Reserve Mix at March 31, 2013
Case
U.S. Insurance
10%
IBNR
International
Insurance
27%
Case
International
Insurance
9%
IBNR
Reinsurance
22%
Case
Reinsurance
10%
IBNR
U.S. Insurance
22%
Net Prior Year Reserve Releases* ($MM)
Range of Net Reserves at March 31, 2013 ($MM)
Prudent Reserving Philosophy

* Pro-forma including Darwin
development since inception
$1,113
$1,232
$1,168
$1,438
$1,611
$1,461
$1,615
$1,815
$1,693
U.S. Insurance International Insurance Reinsurance
Low Estimate Carried High Estimate
$113
$137
$313
$248
$313
$254
$170
$39
$44
2006 2007 2008 2009 2010 2011 2012 Q1
2012
Q1
2013

Investment Portfolio by Quarter
March 2009- March 2013
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/30/10
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
2.8
3
3.0
3
3.0
2.6
2.5
2.7
2.8
2.3
2.1
1.9
2.1
2.0
1.9
2.1
2.0
Cash
Government
Investment Grade Credit
Investment Grade Securitized
High Yield
Distressed RMBS
Hedge Funds
Equity
Private equity (funded)
AWFS Equity
Duration

• We maintain a short
duration/overweight credit
position in core fixed-
income
• We will continue to build
out the non-core portfolio
in 2013
Investment Portfolio Highlights
Total Cash and Investments: $8.6B
Q1 2013 Total Portfolio Return:
Q1 2013: 1.3%
2012: 5.5%
Average Credit Quality is AA-

14.5%
13.8%
13.8%
12.9%
10.8%
9.5%
8.8%
8.2%
6.7%
6.7%
5.3%
4.0%
3.8%
3.0%
Allied World
Arch
ProAssurance
RLI
HCC
W.R. Berkley
Axis
Endurance
Navigators
Aspen
Markel
Hanover
OneBeacon
Argo

ALLIED WORLD ASSURANCE COMPANY

Peer Comparisons – Net Income ROE Source: SNL Financial 22 Five Year Average Quarterly Annualized Net Income ROE April 2008 – March 2013 Peer Average = 8.3%

Agenda
Executive Summary
Executive Summary
Operating Segments
Operating Segments
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Conclusion
Conclusion
Appendix
Appendix

Conclusion

Strong growth in underwriting income from a diversified product mix
•
Gross premiums increasing in each operating segment
Historically strong returns
•
Combined ratio compares favorably to peers
•
Expense ratio remains at or below 30% as we build scale
Solid investment returns
Active capital management
Industry leading value creation
Current valuation is attractive given the company’s historical performance and strong position to capitalize on market opportunities

Growth in book value per share calculated by taking change in book value per share from March 31, 2008 through March 31,
2013 adjusted for dividends. Diluted book value per share used when available.
Five Year Growth in Book Value per Share (through March 2013)
vs.
Price to Book Value @ May 8, 2013

Conclusion
-
Allied World is attractively valued given its demonstrated ability to grow book value
0.5x
1.0x
1.3x
1.5x
1.8x
2.0x
0.8x
0% 20% 40% 60% 80% 100% 120%
Allied World
Arch
Argo
Aspen
Axis
Endurance
HCC
Markel
Navigators
OneBeacon
ProAssurance
RLI
W.R. Berkley
Hanover
Five Year Growth in Diluted Book Value Per Share

Agenda
Executive Summary
Executive Summary
Operating Segments
Operating Segments
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Conclusion
Conclusion
Appendix
Appendix

Non-GAAP Financial Measures

In presenting the company's results, management has included and discussed in this presentation certain non generally accepted accounting principles ("non-
GAAP") financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles ("U.S. GAAP").
"Operating income" is an internal performance measure used in the management of the company’s operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss and other non-recurring items. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss, and other non-recurring items from the calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. The company has excluded from operating income the termination fee received from
Transatlantic Holdings, Inc. in 2011 as this is a non-recurring item.  In addition to presenting net income determined in accordance with U.S. GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of the company’s financial information to more easily analyze our results of operations and underlying business performance. Operating income should not be viewed as a substitute for U.S. GAAP net income.
The company has included "diluted book value per share" because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns.
"Annualized net income return on average shareholders' equity" ("ROAE") is calculated using average shareholders’ equity, excluding the average after tax unrealized gains (or losses) on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements U.S. GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
"Annualized operating return on average shareholders' equity" is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized net income return on average shareholders' equity explanation above.
See slides 28 - 30 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable U.S. GAAP measures.

Non-GAAP Financial Measures - Reconciliations

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED ANNUALIZED RETURN ON SHAREHOLDERS' EQUITY RECONCILIATION
(Expressed in thousands of United States dollars, except for percentage information)
Quarter Ended March 31,
2013 2012
Opening shareholders' equity $ 3,326,335 $ 3,149,022
Deduct: accumulated other comprehensive income - (14,484)
Adjusted opening shareholders' equity 3,326,335 3,134,538
Closing shareholders' equity $ 3,431,963 $ 3,245,821
Deduct: accumulated other comprehensive income - (2,325)
Adjusted closing shareholders' equity 3,431,963 3,243,496
Average shareholders' equity $ 3,379,149 $ 3,189,017
Net income available to shareholders $ 158,992 $ 218,156
Annualized net income available to shareholders 635,968 872,624
Annualized return on average shareholders' equity -
net income available to shareholders 18.8% 27.4%
Operating income available to shareholders $ 84,168 $ 91,505
Annualized operating income available to shareholders 336,672 366,020
Annualized return on average shareholders' equity -
operating income available to shareholders 10.0% 11.5%

Non-GAAP Financial Measures - Reconciliations
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED OPERATING INCOME RECONCILIATION
(Expressed in thousands of United States dollars, except share and per share amounts)
Quarter Ended March 31,
2013 2012
Net income $ 158,992 $ 218,156
Add after tax effect of:
Net realized investment gains (77,342) (126,570)
Foreign exchange loss (gain) 2,518 (81)
Operatin g income $ 84,168 $ 91,505
Weighted average common shares outstanding:
Basic 34,613,606 37,205,166
Diluted 35,431,843 38,284,635
Basic per share data:
Net income $ 4.59 $ 5.86
Add after tax effect of:
Net realized investment gains (2.23) (3.40)
Foreign exchange loss (gain) 0.07 -
Operating income $ 2.43 $ 2.46
Diluted per share data:
Net income $ 4.49 $ 5.70
Add after tax effect of:
Net realized investment gains (2.18) (3.31)
Foreign exchange loss (gain) 0.07 -
Operating income $ 2.38 $ 2.39

Non-GAAP Financial Measures - Reconciliations

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED DILUTED BOOK VALUE PER SHARE RECONCILIATION
(Expressed in thousands of United States dollars, except share and per share amounts)
As of As of As of
March 31, December 31, March 31,
2013 2012 2012
Price per share at period end $ 92.72 $ 78.80 $ 68.67
Total shareholders' equity $ 3,431,963 $ 3,326,335 $ 3,245,821
Basic common shares outstanding 34,626,361 34,797,781 36,786,067
Add: unvested restricted share units 91,159 135,123 187,623
Add: performance based equity awards 272,062 485,973 524,888
Add: employee share purchase plan 5,616 10,750 -
Add: dilutive options/warrants outstanding 1,166,137 1,224,607 1,429,333
Weighted average exercise price per share $ 47.34 $ 47.02 $ 45.98
Deduct: options bought back via treasury method (595,451) (730,652) (957,064)
Common shares and common share
equivalents outstanding 35,565,884 35,923,582 37,970,847
Basic book value per common share $ 99.11 $ 95.59 $ 88.24
Diluted book value per common share $ 96.50 $ 92.59 $ 85.48